SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2011

WILLOW CREEK ENTERPRISES, INC.

(Exact name of Company as specified in its charter)

Delaware	000-52970	27-3231761
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7251 W. Lake Mead Blvd., Suite 300 Las Vegas, Nevada 89128
(Address of principal executive offices)

Phone: (310) 600-8757
(Company’s Telephone Number)

Copy of all Communications to:

Carrillo, Huettel & Zouvas, LLP

3033 Fifth Avenue, Suite 400

San Diego, CA 92103

Phone: 619.546.6100

Fax: 619.546.6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WILLOW CREEK ENTERPRISES, INC.

Form 8-K

Current Report

ITEM 4.01

CHANGE IN COMPANY’S CERTIFYING ACCOUNTANT

On June 20, 2011, M&K CPAS, PLLC (“M&K”) was engaged as the registered independent public accountant for Willow Creek Enterprises, Inc., a Delaware corporation (the “Company”) and Jewett, Schwartz, Wolfe & Associates (“JSWA”) was dismissed as the registered independent public accountant for the Company.  The decisions to appoint M&K and dismiss JSWA were approved by the Board of Directors of the Company on June 20, 2011.

Other than the disclosure of uncertainty regarding the ability for us to continue as a going concern which was included in our accountant’s report on the financial statements for the years ended August 30, 2010 and 2009, JSWA’s reports on the financial statements of the Company for the years ended August 30, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. For the two most recent fiscal years and any subsequent interim period through JSWA's termination on June 20, 2011, JSWA disclosed the uncertainty regarding the ability of the Company to continue as a going concern in its accountant’s report on the financial statements.

In connection with the audit and review of the financial statements of the Company through June 20, 2011, there were no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with JSWA's opinion to the subject matter of the disagreement.

In connection with the audited financial statements of the Company for the years ended August 30, 2010 and 2009 and interim unaudited financial statements through June 20, 2011, there have been no reportable events with the Company as set forth in Item 304(a)(1)(v) of Regulation S-K.

Prior to June 20, 2011, the Company did not consult with M&K regarding (1) the application of accounting principles to specified transactions, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issues, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided a copy of the foregoing disclosures to JSWA prior to the date of the filing of this report and requested that JSWA furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this Form 8-K.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits

16.1

Letter from Jewett, Schwartz, Wolfe & Associates dated June 28, 2011, to the Securities and Exchange Commission regarding statements included in this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLOW CREEK ENTERPRISES, INC.
Date: June 28, 2011	By: /s/ Terry Fields
Terry Fields
President and Chief Executive Officer